UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
March 9, 2005 (March 3, 2005)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(972) 577-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 3, 2005, the Board of Directors of Perot Systems Corporation elected Anuroop (Tony) Singh to fill a newly created vacancy on the Board of Directors. Mr. Singh has served as Vice Chairman of Max New York Life Insurance Company Limited, a partnership between New York Life International LLC and Max India Limited, since January 2005. Mr. Singh was CEO and managing director of Max New York Life from October 2000 until December 2004. From June 1999 until September 2000, Mr. Singh was Country Head — India and Regional Head — Middle East & Southeast Asia for ANZ Grindlays Bank. Although Mr. Singh is not currently the member of any committees of the Board, the Board will consider committee assignments for Mr. Singh in the future.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2005	PEROT SYSTEMS CORPORATION
	By:	/s/ Rex C. Mills
Rex C. Mills
Assistant Secretary